Exhibit 10.11

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-127097 and 333-101979) and on Form F-3 (Registration Nos. 333-128138 and 333-122236) of our report dated March 29, 2006, with respect to the consolidated financial statements of TTI Team Telecom International Ltd., included in this Annual Report on Form 20-F for the year ended December 31, 2005.

April 11, 2006 Tel-Aviv, Israel	Yours Truly, /s/ KOST FORER GABBAY &KASIERER KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global